
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 28, 1995



                           INSTEEL INDUSTRIES, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)


        NORTH CAROLINA                  1-9929                56-0674867
        --------------                  ------                ----------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
        incorporation)                  Number)            Identification No.)




              1373 BOGGS DRIVE, MOUNT AIRY, NORTH CAROLINA 27030
              --------------------------------------------------
                   (Address of principal executive offices)




Registrant's telephone number, including area code:  910/786-2141
                                                     ------------


                                NOT APPLICABLE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Deloitte & Touche LLP has previously served as the principal accountants for Insteel Industries, Inc. (the "Company"). Subject to approval by the Company's Board of Directors, on June 28, 1995, the Company recommended the selection of KPMG Peat Marwick LLP as its principal accountants.

         During the Company's two most recent fiscal years ended September 30, 1994, and the subsequent interim period through June 28, 1995, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

         The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company for the two fiscal years ended September
30, 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company requested Deloitte & Touche LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which Deloitte &
Touche LLP does not agree.  In response to such request, the Company received a letter from Deloitte & Touche LLP, which is attached as an exhibit hereto.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSTEEL INDUSTRIES, INC
                                        -----------------------
                                        Registrant




                                        By /s/ H.O. Woltz III
                                           -------------------------------------
                                           H.O. Woltz III
                                           President and Chief Executive Officer



Date:    July 5, 1995                   By /s/ Michael C. Gazmarian
                                           -------------------------------------
                                           Michael C. Gazmarian
                                           Chief Financial Officer and Treasurer
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                                EXHIBIT INDEX
                              TO CURRENT REPORT
                               ON FORM 8-K FOR
                           INSTEEL INDUSTRIES, INC.
                             DATED JUNE 28, 1995


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
Exhibit No.               Description
- -----------               -----------------------------------------------------------------
16                        Letter from Deloitte & Touche LLP regarding change in certifying accountants, dated June 30, 1995